SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         HYPERMEDIA COMMUNICATIONS, INC.
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                         HYPERMEDIA COMMUNICATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held June 7, 1999

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of HYPERMEDIA COMMUNICATIONS, INC., a California corporation (the "Company", will be held on Monday, June 7, 1999 at 12:00 p.m., local time, at the Company's offices at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404, for the following purposes:

         (1)      To elect  three  directors  to  serve  until  the next  Annual
                  Meeting  of  Shareholders   and  until  their  successors  are
                  elected.

         (2) To ratify the appointment of PricewaterhouseCoopers LLP to serve as this corporation's independent accountants for fiscal 1999.

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on April 23, 1999 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on April 23, 1999 are entitled to notice of and to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                        Sincerely,

                                        /s/ RICHARD LANDRY
                                        Richard Landry
                                        Chief Executive Officer and
                                        Chairman of the Board
San Mateo, California
April 29, 1999

                             YOUR VOTE IS IMPORTANT.

             IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
         YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                         HYPERMEDIA COMMUNICATIONS, INC.

                            PROXY STATEMENT FOR 1999
                         ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of HYPERMEDIA COMMUNICATIONS, INC., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Monday, June 7, 1999 at 12:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404. The Company's principal executive offices are located at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404, and the Company's telephone number at that location is (650) 573-5170.

         These proxy solicitation materials and the Annual Report on Form 10-K for the year ended December 31, 1998, including financial statements, were first mailed on or about May 7, 1999 to all shareholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

         Shareholders of record at the close of business on April 23, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one Series of common shares outstanding, designated Common Stock, $.001 par value. At the Record Date, 3,200,141 shares of the Company's authorized Common Stock were issued and outstanding and held of record by approximately 500 shareholders. The Company has six Series of preferred shares outstanding, designated Series E Preferred Stock, $.001 par value, Series F Preferred Stock, $.001 par value, Series G Preferred Stock, $.001 par value, Series H Preferred Stock, $.001 par value, Series I Preferred Stock, $.001 par value, and Series J Preferred Stock, $.001 par value. At the Record Date, 8,064,516 shares of the Company's Series E Preferred Stock were outstanding and held of record by one shareholder, 82,250 shares of the Company's Series F Preferred Stock were outstanding and held of record by one shareholder, 50,344 shares of Series G Preferred Stock were outstanding and held of record by one shareholder, 117,000 shares of Series H Preferred Stock were outstanding and held of record by one shareholder, 28,800 shares of Series I Preferred Stock were outstanding and held of record by one shareholder and 169,281 shares of Series J Preferred Stock were outstanding and held of record by one shareholder. The shares of Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock are convertible under certain circumstances into approximately 2,092,050 shares of Common Stock, 82,250 shares of Common Stock, 209,802 shares of Common Stock, 522,828 shares of Common Stock, 941,121 shares of Common Stock and 4,080,209 shares of Common Stock, respectively, and are entitled to the number of votes each would be entitled to cast if converted to Common Stock.

         The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of April 23, 1999 as to
(i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table in "Executive Compensation and Other Matters" below and (iv) all directors and executive officers as a group.


--------------------------------------------------------------------------------------
                                                         Shares Beneficially Owned(1)
                                                        -----------------------------
                                                                           Approximate
Five Percent Shareholders, Directors                                        Percent of
   and Certain Executive Officers                           Number            Total
   ------------------------------                           ------            -----
--------------------------------------------------------------------------------------
MK Global Ventures                                        7,057,620(2)        78.1%
     2471 E. Bayshore Road
     Palo Alto, CA 94303
Michael Kaufman                                           7,058,870(3)        78.1%
     c/o MK Global Ventures
     2471 E. Bayshore Road
     Palo Alto, CA 94303
Greg Lahann                                               6,999,215(4)        77.4%
     c/o MK Global Ventures
     2471 E. Bayshore Road
     Palo Alto, CA 94303
Dr. Eugene C. Y. Duh                                        181,359            5.7%
     c/o Orient Semi-Conductor Electronics, Ltd.
     Bldg. 1, Section 4
     NAN-TZE
     Export Processing Zone
     Taiwan, R.O.C
Richard Landry                                              211,390(5)         6.2%
     c/o HyperMedia Communications, Inc.
     901 Mariner's Island Blvd
     San Mateo, CA 94404
John Topping                                                   --           --
Kenneth Klein                                                  --           --
Directors and executive officers as a group (5 persons)   7,271,510(6)        78.6%
--------------------------------------------------------------------------------------

----------
(1)  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange  Commission and generally  includes voting or investment  power with respect to  securities.  Shares of Common Stock subject to options,  warrants and convertible  notes  currently  exercisable  or  convertible,  or  exercisable  or convertible within 60 days of April 23, 1999 are deemed outstanding for computing the  percentage  of the person  holding such option but are not  outstanding  for computing the  percentage  of any other person.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and  investment  power with respect to all shares of
     Common Stock shown as beneficially owned by them.

(2)  Includes  57,931  shares of Common  Stock  owned by MK Global  Ventures,  925,450 shares of Common Stock owned by MK Global  Ventures II,  220,320 shares of Common
     Stock owned by MK GVD Fund,  15,985 shares of Common Stock issuable upon exercise of a warrant to  purchase  Common  Stock held by MK Global  Ventures II and 1,724 shares of Common Stock  issuable  upon  exercise of a warrant to purchase  Common
     Stock  held by MK GVD Fund.  This also  includes  82,250  shares of Common  Stock issuable  upon  conversion  of the Series F Preferred  Stock,  209,802  shares of
     Common Stock issuable upon  conversion of the Series G Preferred  Stock,  522,828 shares of Common Stock issuable upon conversion of the Series H Preferred  Stock,
     941,121 shares of Common Stock issuable upon conversion of the Series I Preferred
     Stock and 4,080,209 shares of Common Stock issuable upon conversion of the Series
     J Preferred Stock all held by MK GVD Fund. This does not include 2,090,050 shares of Common Stock issuable upon  conversion of the Series E Preferred  Stock (which is not  convertible  until January 1, 2000) held by MK Global  Ventures II or any shares issuable as dividends upon the conversion of the Series E Preferred Stock.
     MK Global Ventures II and MK GVD Fund own, in the aggregate,  8,512,191 shares of
     Preferred Stock or 100% of the outstanding Preferred Stock.

(3)  Includes  1,250 shares of Common Stock  issuable  upon the exercise of options to purchase Common Stock that are exercisable within 60 days of April 23, 1997. Also includes  57,931  shares of Common  Stock  owned by MK Global  Ventures,  925,450 shares of Common Stock owned by MK Global  Ventures II,  220,320 shares of Common
     Stock  owned by MK GVD Fund and  15,985  shares of  Common  Stock  issuable  upon exercise of a warrant to purchase  Common Stock held by MK Global Ventures II and
     1,724  shares of Common  Stock  issuable  upon  exercise of a warrant to purchase
     Common  Stock held by MK GVD Fund.  This also  includes  82,250  shares of Common
     Stock issuable upon conversion of the Series F Preferred Stock, 209,802 shares of
     Common Stock

                                         -2-

     issuable  upon  conversion  of the Series G Preferred  Stock,  522,828  shares of
     Common Stock issuable upon  conversion of the Series H Preferred  Stock,  941,121 shares of Common Stock issuable upon  conversion of the Series I Preferred  Stock and 4,080,209  shares of Common Stock  issuable  upon  conversion of the Series J
     Preferred Stock all held by MK GVD Fund. This does not include  2,090,050  shares of Common Stock issuable upon  conversion of the Series E Preferred  Stock (which is not  convertible  until January 1, 2000) held by MK Global  Ventures II or any shares issuable as dividends upon the conversion of the Series E Preferred Stock.
     Mr.  Kaufman,  a  director  of the  Company,  is a general  partner  of MK Global
     Ventures,  MK Global Ventures II and MK GVD Fund and may be deemed to have voting and  investment  power with  respect to such shares,  although he has  disclaimed beneficial  ownership of such shares.  MK Global Ventures II and MK GVD Fund own, in the aggregate,  8,512,191 shares of Preferred Stock or 100% of the outstanding
     Preferred Stock. Mr. Kaufman disclaims beneficial ownership of such shares.

(4)  Includes  1,250 shares of Common Stock  issuable  upon the exercise of options to purchase Common Stock that are exercisable within 60 days of April 23, 1999. Also includes  925,450 shares of Common Stock owned by MK Global  Ventures II, 220,320 shares of Common  Stock  owned by MK GVD Fund and 15,985  shares of Common  Stock issuable upon  exercise of a warrant to purchase  Common Stock owned by MK Global
     Ventures  II. This also  includes  82,250  shares of Common Stock  issuable  upon conversion  of the  Series F  Preferred  Stock,  209,802  shares of Common  Stock issuable  upon  conversion  of the Series G Preferred  Stock,  522,828  shares of
     Common Stock issuable upon  conversion of the Series H Preferred  Stock,  941,121 shares of Common Stock issuable upon  conversion of the Series I Preferred  Stock and 4,080,209  shares of Common Stock  issuable  upon  conversion of the Series J
     Preferred Stock all held by MK GVD Fund. This does not include  2,090,050  shares of Common Stock issuable upon  conversion of the Series E Preferred  Stock (which is not  convertible  until January 1, 2000) held by MK Global  Ventures II or any shares issuable as dividends upon the conversion of the Series E Preferred Stock.
     Mr. Lahann, a director of the Company,  is a general partner of MK Global Venture
     II and MK GVD Fund and may be deemed to have  voting  and  investment  power with respect to such shares,  although he has disclaimed  beneficial ownership of such shares.  MK Global  Venture II and MK GVD Fund own, in the  aggregate,  8,512,191 shares of Preferred Stock or 100% of the outstanding  Preferred Stock. Mr. Lahann disclaims beneficial ownership of such shares.

(5)  Represents  211,390  shares of Common Stock  issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 23, 1999.

(6)  Includes  17,709 shares of Common Stock issuable upon exercise of the warrants to purchase  Common  Stock,  and  5,836,210  shares of Common  Stock  issuable  upon conversion  of Series F  Preferred  Stock,  Series G  Preferred  Stock,  Series H
     Preferred Stock,  Series I Preferred Stock and Series J Preferred Stock listed in
     Notes 2, 3 and 4 above, and 213,890 shares of Common Stock issuable upon exercise of options to purchase  Common Stock listed in Notes 3, 4, and 5 above,  that are exercisable within 60 days of April 23, 1999.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

         Each holder of Common Stock is entitled to one vote for each share held. Each holder of Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock is entitled to the number of votes such holder could cast if such shares were converted into Common Stock. As of April 23, 1999, (i) each share of Series E Preferred Stock was convertible into 0.3 shares of Common Stock, (ii) each share of Series F Preferred Stock was convertible into 1 share of Common Stock, (iii) each share of Series G Preferred Stock was convertible into 4.17 shares of Common Stock, (iv) each share of Series H Preferred Stock was convertible into 4.47 shares of Common Stock, (v) each share of Series I Preferred Stock was convertible into 32.68 shares of Common Stock and (vi) each share of Series J Preferred Stock was convertible into 24.10 shares of Common Stock. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, shareholders may not cumulate votes.

         This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or telefacsimile.

Deadline for Receipt of Shareholder Proposals

         Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's Annual Meeting of Shareholders for fiscal year 1999 must be received by the Company no later than January 7, 2000 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

         Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders, which are not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, must be received by the Company no later than March 23, 2000. If such shareholders fail to comply with the foregoing notice provision, then the proxy holders will be allowed to use their voting discretionary authority when the proposal is raised at the 2000 Annual Meeting.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

        The Company's bylaws provide that the Board of Directors shall be composed of three directors. A board of three directors is to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, two of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

Vote Required

         If a quorum is present and voting, the three nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority ("broker non-votes") will be counted as present for the purposes of determining if a quorum is present.

         The Board of Directors unanimously recommends that the Shareholders vote "FOR" each of the nominees listed below.

Nominees

         The names of the nominees and certain information about them as of April 23, 1999 are set forth below:

        Name of Nominee                    Age     Position with the Company            Director Since
        ---------------                    ---     -------------------------            --------------

        Richard Landry                      42     Chief Executive Officer and                1992
                                                   Chairman of the Board

        Michael Kaufman(1)(2)               57     Director                                   1991

        Greg Lahann(1)(2)                   40     Director                                   1990
         ------------------

         (1)    Member of the Audit Committee
         (2)    Member of the Compensation Committee

         All directors hold office until the next annual meeting of shareholders of the Company or until their successors have been elected. Directors do not receive any cash compensation for their service as directors of the Company, but are reimbursed for expenses incurred in connection with attending Board or committee meetings. Pursuant to the 1993 Director Option Plan, each nonemployee director of the Company receives one initial nonstatutory stock option for 25,000 shares of Common Stock and additional nonstatutory stock option grant for 5,000 shares of Common Stock each year if he or she has been on the Board for at least six months, provided such issuances are approved by the Board of Directors. These options become exercisable cumulatively at the rate of 1/4th of the shares subject to the option for every year after the date of grant, based on the Board member's continued service. There is no family relationship between any director or executive officer of the Company.

         Richard Landry joined the Company in January 1992 as its President and Publisher; he also became a director of the Company at that time. Mr. Landry served as President and Publisher from 1992 until July, 1998. In July 1992, Mr. Landry became Chief Executive Officer of the Company. In February 1997, Mr. Landry became the Chairman of the Board. From 1988 to 1991, Mr. Landry was Editor-in-Chief and Associate Publisher of PC World, a publication of PCW Communications, Inc. From 1986 to 1988, Mr. Landry was Managing Editor and Editor of PC World.

         Michael Kaufman became a director of the Company in July 1991. Since October 1987, he has been the President of MK Global Ventures, Palo Alto, California, a venture capital firm specializing in early-stage and start-up financing of high technology companies. From August 1981 until October 1987, Mr. Kaufman was a general partner of Oak Investment Partners, a venture capital firm. Prior to August 1981, Mr. Kaufman was President and Chief Operating Officer of Centronics Data Corporation, a manufacturer of computer peripherals. Mr. Kaufman serves on the boards of directors of Asante Technologies, Inc., a networking products company, Davox Corp., a telecommunications company, DISC, an optical storage systems company and Syntellect, an interactive company.

         Greg Lahann became a director of the Company in August 1990. From October 1987 until December 1993, he was the Chief Financial Officer of MK Global Ventures, and since January 1990 he has been a General Partner of MK Global Ventures II. From 1981 to 1987, Mr. Lahann was employed by Price Waterhouse LLP in various positions, the last of which was as manager in the Audit Department. Mr. Lahann is a Certified Public Accountant.

Voting Agreement

         MK Global and Richard Landry have entered into a Shareholder Voting Agreement pursuant to which they have each agreed to vote the shares of stock held by each of them to elect Richard Landry and a nominee of MK Global to the Board of Directors of the Company. Pursuant to the Shareholder Voting Agreement, MK Global will vote for nominee Richard Landry and Richard Landry will vote for nominees Richard Landry and at least one of Michael Kaufman or Greg Lahann.

Board Meetings and Committees

         The Board of Directors of the Company held a total of 3 meetings during fiscal 1998. No director except Mr. Griffin attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. Mr.Griffin attended 67% of the meetings. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no nominating committee or any committee performing such functions.

         The Compensation Committee, which consisted of directors Michael Kaufman and John Griffin at the end of fiscal 1998, met once during the fiscal year. This Committee is responsible for determining salaries, incentives and other forms of compensation for directors and officers of the Company. Mr. Griffin has elected not to run for reelection to the Company's Board of Directors.

         The Audit Committee, which consisted of directors John Griffin and Greg Lahann at the end of fiscal 1998, met once during the fiscal 1998. The Audit Committee currently consists of Greg Lahann and Michael Kaufman. This Committee is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consisted of the following directors during fiscal 1998: Kaufman and Griffin, and currently consists of Kaufman and Lahann. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for directors and officers of the Company. Mr. Landry, President and Chief Executive Officer of the Company, is not a member of the Compensation Committee and cannot vote on matters decided by the Committee. He does participate in all discussions and decisions regarding salaries and incentive compensation for all employees of and consultants to the Company, except that Mr. Landry is excluded from discussions and decisions regarding his own salary and incentive compensation.

         MK Global Ventures, MK Global Ventures II and MK GVD Fund (collectively, "MK Global") own approximately 37.6% of the outstanding Common Stock and 100% of the outstanding Preferred Stock. Michael Kaufman, a director of the Company, is the General Partner of MK Global Ventures. Greg Lahann, a director of the Company, is a General Partner of MK Global Ventures II. MK Global and Richard Landry have entered into a Shareholder Voting Agreement pursuant to which they have each agreed to vote the shares of Common Stock held by each of them to elect Richard Landry and a nominee of MK Global to the Board of Directors of the Company.


                                  PROPOSAL TWO
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1999, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

         PricewaterhouseCoopers LLP has audited the Company's financial statements annually since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Required Vote

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting in person or by proxy on this proposal at the annual meeting is required to approve the appointment of the independent auditors.

         The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants.


                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

         The following table sets forth the compensation paid by the Company during the fiscal years ended December 31, 1998, 1997 and 1996 to the Chief Executive Officer and President (the "Named Executive Officers"). No other executive officer of the Company received total annual salary and bonus in 1998 in excess of $100,000.

                                   Summary Compensation Table

                                                Annual Compensation          Long-Term Compensation Awards
                                               ---------------------              Securities Underlying
       Name and Principal Position             Year         Salary($)                    Options
       ---------------------------             ----         ---------                    -------
Richard Landry.......................          1998         $150,000                     100,000
     Chief Executive Officer and               1997          150,000                       --
     Chairman of the Board                     1996          140,000                     50,000

John Topping.........................          1998         $108,991(1)                  120,000
     President and Publisher

------------------
(1) Mr. Topping joined the Company in July 1998. Base on an annualized salary of $150,000, also reflects a guaranteed commission payment of $35,625.

                                  Option Grants in Fiscal 1998
                                                                                                 Potential Realizable
                                 Number of                                                         Value at Assumed
                                Securities                                                       Annual Rates of Stock
                                Underlying       % of Total                                     Price Appreciation for
                                  Options     Options Granted   Exercise                            Option Term(3)
                                  Granted     to Employees in     Price                         ----------------------
             Name                 (#)(1)      Fiscal Year(2)      ($/sh.)     Expiration Date        5%          10%
             ----                 ------      --------------     -------     ---------------        --          ---
Richard Landry...............     100,000           18%           1.125          2/17/08         $183,251     $291,796

John Topping.................     120,000           21%            1.00          8/20/08         $195,467     $311,249

------------------
(1) These options were granted under the Company's Stock Option Plan (the "Option Plan"). Options granted under the Option Plan generally have a ten-year term. Generally, 25% of the grant becomes exercisable 12 months after the date of grant. The balance of the grant then vests monthly, with full exercisability occurring on the fourth anniversary date. The per share exercise price is the fair market value of the Company's Common Stock on the date of grant. Unless otherwise determined by the Board of Directors, the Option Plan provides for the automatic acceleration of vesting of all outstanding options (such that they become exercisable in full) in the event of a "change in control," as defined in the Option Plan.

(2) Based on options to purchase an aggregate of shares granted to employees during 1998.

(3) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price.

Aggregated 1998 Fiscal Year-End Option Values

         The following  table  provides  information on the value of unexercised options held by the Named Executive Officers at December 31, 1998.
                               Number of Securities             Value of Unexercised
                          Underlying Unexercised Options       In-the-Money Options at
                               at December 31, 1998               December 31, 1998
                               --------------------               -----------------
Name                       Exercisable     Unexercisable     Exercisable    Unexercisable
----                       -----------     -------------     -----------    -------------
Richard Landry.......        161,188          156,856            --              --
John Topping.........           --            120,000            --              --

----------------------

Limitation of Liability and Indemnification Matters

         Pursuant to the California Corporations Code ("California Law"), the Company has adopted provisions in its Amended and Restated Articles of Incorporation that eliminate the personal liability of its directors and officers to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Company's Bylaws require the Company to indemnify its directors, officers, employees and other agents to the fullest extent permitted by law.

         The Company has entered into indemnification agreements with each of its current directors and officers that provide for indemnification to the fullest extent permitted by California Law, including circumstances in which indemnification and the advancement of expenses are discretionary under California Law. The Company believes that the limitation of liability provisions in its Amended and Restated Articles of Incorporation and the indemnification agreements will enhance the Company's ability to continue to attract and retain qualified individuals to serve as directors and officers.

         There is no pending litigation or proceeding involving a director, officer or employee of the Company to which the indemnification agreements would apply.

Compensation of Directors

         Directors who are not employees of the Company are automatically granted an option to purchase (i) 25,000 shares of the Company's Common Stock at a purchase price equal to the fair market value of such shares on the date of grant, upon becoming a director and (ii) an additional 5,000 shares of the Company's Common Stock on June 1 of each year if on such date he has served on the Board for at least six months. Such directors do not receive any other compensation for their services as members of the Board of Directors.

Report of the Compensation Committee of the Board of Directors on its Compensation Policies

         The following is the report of the Compensation Committee of the Board of Directors (the "Compensation Committee") describing compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 1998. The information contained in such report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

General

         The Compensation Committee is responsible for setting compensation levels for the Company's executive officers. All decisions by the Compensation Committee are reviewed by the entire Board of Directors.

         In fiscal 1998, the Compensation Committee determined the salaries of Richard Landry, Chief Executive Officer, and John Topping, President and Publisher. The Compensation Committee also reviewed and approved employment compensation matters for other management personnel. The Company formed the Compensation Committee in October 1993, which is comprised of two nonemployee directors. The Compensation Committee met once during fiscal 1998.

Overview and Policies for 1999

         The goals of the executive compensation program are to attract, motivate, reward and retain the key executive talent necessary to achieve the Company's business objectives and contribute to the long-term success of the Company. The Compensation Committee currently uses salary and stock options to meet these goals.

         In fiscal 1998, the Compensation Committee reviewed the base salaries of the Company's two executive officers by evaluating each executive's scope of responsibility, prior experience and salary history, and also took into account the salaries for similar positions at comparable companies. In reviewing the base salaries, the Compensation Committee focused on each executive's prior performance with the Company and expected contribution to the Company's future success. The Compensation Committee will continue to perform this role in 1999.

         The Company provides long-term incentives to executive officers through its 1991 Stock Plan. The purpose of the 1991 Stock Plan is to attract and retain the best employee talent available and to create a direct link between compensation and the long-term performance of the Company. In general, the 1991 Stock Plan incorporates four-year vesting periods to encourage employees to remain with the Company. The size of each option grant is based on the recipient's position and tenure with the Company, the recipient's past performance, and the size of previous stock option grants, primarily weighted toward the recipient's position.

         The compensation for Richard Landry and John Topping in 1998 was approved by the Compensation Committee.

Summary

         The Compensation Committee believes that the Company's compensation policies as practiced to date have been successful in attracting and retaining qualified employees and in linking compensation directly to corporate performance relative to the Company's goals. The Company's compensation policies will evolve over time as the Company moves to attain the near-term goals it has set for itself while maintaining its focus on building long-term shareholder value.

                                        John Griffin
                                        Michael Kaufman

Performance Graph

         Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the Nasdaq U.S. Index and the Standard & Poor's Publishing (Newspapers) Index for the period commencing December 31, 1993 and ending on December 31, 1998. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                                [GRAPHIC OMITTED]



                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG HYPERMEDIA COMMUNICATIONS, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE S & P PUBLISHING (NEWSPAPERS) INDEX

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]
                                   12/93   12/94   12/95   12/96   12/97   12/98
Hypermedia Communications Inc.      100      63      41      17      13       1
Nasdaq Stock Market (U.S.)          100      98     138     170     208     294
S & P Publishing (Newspapers)       100      92     116     148     247     250

(1) The graph assumes that $100 was invested on December 31, 1993 in the Company's Common Stock and in each Index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

(2) The Company operates on a 52-week fiscal year which ended on December 31, 1998.


Certain Transactions with Management

         Effective as of August 20, 1998, the Board of Directors unanimously approved an option exchange program pursuant to which outside director optionees at the Company, including Mr. Kaufman, Mr. Lahann and Mr. Griffin, were given the right to exchange all or a portion of their outstanding options for newly issued repriced options that would be subject to a four-year vesting schedule. Mr. Kaufman exchanged options to purchase 25,000 shares of Common Stock at an exercise price of $6.50 per share, 5,000 shares of Common Stock at an exercise price of $7.75 per share, 5,000 shares of Common Stock at an exercise price of $4.625, 5,000 shares of Common Stock at an exercise price of $3.00 per share and 5,000 shares of Common Stock at an exercise price of $2.875 per share for options to purchase the same number of shares at an exercise price of $1.125 per share.

         Mr. Lahann exchanged options to purchase 25,000 shares of Common Stock at an exercise price of $6.50 per share, 5,000 shares of Common Stock at an exercise price of $7.75 per share, 5,000 shares of Common Stock at an exercise price of $4.625, 5,000 shares of Common Stock at an exercise price of $3.00 per share and 5,000 shares of Common Stock at an exercise price of $2.875 per share for options to purchase the same number of shares at an exercise price of $1.125 per share.

         Mr. Griffin exchanged options to purchase 25,000 shares of Common Stock at an exercise price of $6.50 per share, 5,000 shares of Common Stock at an exercise price of $7.75 per share, 5,000 shares of Common Stock at an exercise price of $4.625, 5,000 shares of Common Stock at an exercise price of $3.00 per share and 5,000 shares of Common Stock at an exercise price of $2.875 per share for options to purchase the same number of shares at an exercise price of $1.125 per share.

         See the information set forth above under "Executive Compensation and Other Matters -- Limitation of Liability and Indemnification Matters."

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of
Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1998, all reporting persons complied with Section 16(a) filing requirements applicable to them.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                        THE BOARD OF DIRECTORS

Dated:  April 29, 1999

                                                                      Appendix A

                         HYPERMEDIA COMMUNICATIONS, INC.
                  PROXY FOR 1999 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of HYPERMEDIA COMMUNICATIONS, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders and Proxy Statement, each dated April 29, 1999, and hereby appoints Richard Landry and Kenneth Klein, and each of them, proxies and attorneys-in-fact, with full power to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of HYPERMEDIA COMMUNICATIONS, INC. to be held on Thursday, June 7, 1999, at 12:00 p.m., local time, at Company's offices at 901 Mariner's Island Blvd., Suite 365, San Mateo, California 94404, and at any and all continuation(s) or adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

         Both of such attorneys or substitutes as shall be present and shall act at said meeting or any and all continuation(s) or adjournment(s) thereof (or if only one shall be present and acting, then that one) and shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

         THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR FISCAL 1999, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

1.   ELECTION OF DIRECTORS:

           WITHHOLD
     FOR   AUTHORITY  Nominees:  Richard Landry, Michael Kaufman and Greg Lahann

     [ ]      [ ]     ----------------------------------------------------------
                      For all nominees except as noted above

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR FISCAL 1999.


           FOR                     AGAINST                      ABSTAIN

           [ ]                       [ ]                          [ ]

In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any and all continuation(s) or adjournment(s) thereof.



Signature:__________________________________________   Date:____________________

Signature:__________________________________________   Date:____________________

This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person. If shares are held by joint tenants or as community property, both should sign.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^